EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Advanced Optics Electronics, Inc. (the "Company") on Form 10-QSB for the three months ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Cousins, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

                                             /S/ John Cousins
                                             --------------------------
                                             Chief Financial Officer
                                             May 17, 2004

A signed original of this written statement required by Section 906, an other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.